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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 18, 1997
                                                 -------------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                               1-4034              51-0354549
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(State or other jurisdiction           (Commission         (IRS Employer
of incorporation)                      File Number)        Identification No.)



21250 Hawthorne Boulevard, Suite 800, Torrance, California           90503
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           (Address of principal executive offices)               (Zip Code)


Registrants' telephone number, including area code (310) 792-2600
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

         On November 18, 1997, Total Renal Care Holdings, Inc. ("TRCH") and Nevada Acquisition Corp., a wholly owned subsidiary of TRCH ("Newco"), entered into an Agreement and Plan of Merger dated as of November 18, 1997 by and among TRCH, Newco, and Renal Treatment Centers, Inc. ("RTC"). Pursuant to and subject to the terms and conditions of the Merger Agreement, Newco will be merged with and into RTC, and each share of RTC common stock will be converted into 1.335 shares of TRCH common stock (the "Merger"). The Merger will require the approval of the stockholders of TRCH and RTC and is subject to other customary closing conditions. The Merger is expected to be consummated in the first quarter of 1998; however, no assurance can be given that the consummation of the Merger will occur or will occur on this timetable.

         A copy of the press release issued by TRCH on November 19, 1997, with respect to the Merger, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits


                Exhibit No.               Description
                -----------               -----------
                    99.1       Press Release dated November 19, 1997


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Total Renal Care Holdings, Inc.
                                           --------------------------------------------
                                                          (Registrant)

Date November 21, 1997                     By: /s/ John E. King
     -------------------------------       ----------------------------------------
                                                          (Signature)*
                                           John E. King
*Print name and title of the               Vice President, Finance and Chief
 signing officer under his signature.      Financial Officer


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